Debt Securities Issued	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about borrowings [abstract]
Debt Securities Issued
17.
Debt securities issued

	Currency	Maturity date	Nominal interest rate %	2023	2024

Third bond program – first issue	KZT	January 2025	9.90	51,048	51,050
Third bond program – second issue	KZT	June 2025	10.70	48,420	-

Total debt securities issued				99,468	51,050

On 27 January 2025 the Bank fully repaid its outstanding debt under the first issue of third bond program.

As at 31 December 2023 and 2024, accrued interest of KZT 3,998 million and KZT 2,062 million, respectively, was included in debt securities issued. All debt securities issued are recorded at amortized cost. The Group did not have any defaults or other breaches with respect to its debt securities issued as at 31 December 2023 and 2024.